ANNUAL REPORT

                           YEAR ENDED OCTOBER 31, 2000

NEW CENTURY PORTFOLIOS



CONTENTS
------------------------------------------------------------------------------


PRESIDENT'S MESSAGE                                                       1


PERFORMANCE CHARTS                                                        2


NEW CENTURY CAPITAL PORTFOLIO

       Portfolio of Investments                                           3
       Statement of Assets and Liabilities                                4
       Statement of Operations                                            5
       Statement of Changes in Net Assets                                 6
       Financial Highlights                                               7


NEW CENTURY BALANCED PORTFOLIO

       Portfolio of Investments                                           8
       Statement of Assets and Liabilities                               10
       Statement of Operations                                           11
       Statement of Changes in Net Assets                                12
       Financial Highlights                                              13


NEW CENTURY CAPITAL AND BALANCED PORTFOLIOS

       Notes to Financial Statements                                     14
       Report of Independent Certified Public Accountants                16



-------------------------------------------------------------------------------





                               PRESIDENT'S LETTER


Dear Fellow Shareholders:

I am pleased to present our Eleventh Annual Report.

During the 12-month period ended October 31, 2000, the financial markets rewarded investors who adhered to a disciplined long-term investment strategy. This period, however, reflected two distinct market cycles.

Through the end of March 2000, the equity markets, fueled by what in retrospect truly was "irrational exuberance" staged a spectacular rally. During the period, the NASDAQ gained more than 65%; the Russell 2000 Index, which reflects the performance of stocks of smaller-capitalized domestic companies, rose by 40%; and the Standard & Poors 500 Composite Stock Price Index, which reflects the performance of the stocks of the largest domestic companies, gained 13%. During the period the growth index, which increased by more than 20%, continued to outperform the value index, which increased by more than 7%. Even the international equity markets, as measured by the EAFE Index, posted a 13% gain.

The New Century Capital Portfolio (up 35%) and the New Century Balanced Portfolio (up 20%) also participated in this strong equity rally.

The period, however, was not as kind to fixed income investments. The 10-year Treasury Note maintained its value while the 30-year Treasury Bond lost approximately 5%.

As the cruel fates would have it, just about the time we were filing our income tax returns, the markets staged a dramatic reversal. By the end of the year ended October 31, 2000, the Russell 2000's gain dwindled to 11% and the NASDAQ's gain evaporated to 8%. The S & P 500 clung on to a 7% gain and the EAFE was sporting a loss of 4%. By the end of the period the value index was outperforming the growth index by 11% to 3%. The 10-year Treasury Note was down 5% and the 30-year Treasury Bond was down 7%.

During this 12-month period of financial volatility, disciplined long-term investment approach of the New Century Portfolios was successful. The New Century Capital Portfolio generated a 15% return and the New Century Balanced Portfolio produced a 10% return.

As we look forward, I am excited to introduce two new funds to the New Century Family of Portfolios - the New Century Aggressive Portfolio and the New Century International Portfolio. These new Portfolios will be managed with New Century's investment philosophy - to balance each fund's investment allocation among the sectors that are producing the most favorable risk-adjusted return. (The investment sectors in these new Portfolios, however, will be more
concentrated.)   Within each sector, our goal is to continue to invest in the mutual funds that are generating superior risk-adjusted performance.

Although we cannot predict future market conditions, we are confident that the disciplined investment approach of the New Century Portfolios will provide a risk-adjusted performance consistent with each fund's objectives. We thank you for selecting us to be part of your long-term investment strategy.

Sincerely,



Wayne M. Grzecki
President

                               PERFORMANCE CHARTS



                              [ GRAPHIC OMITTED ]


  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEW CENTURY
                    CAPITAL PORTFOLIO AND THE S&P 500 INDEX

Graph Data:

                         New Century Capital              S&P 500 Index

10/31/90                  $10,000                          $10,000
10/31/91                   13,291                           13,351
10/31/92                   13,524                           14,682
10/31/93                   16,351                           16,871
10/31/94                   17,120                           17,522
10/31/95                   20,475                           22,150
10/31/96                   23,528                           27,484
10/31/97                   29,933                           36,306
10/31/98                   32,318                           44,290
10/31/99                   41,671                           55,655
10/31/00                   47,889                           59,044


            Average Annual Total Return For The Period Ended 10/31/00

                                1 Year            5 Years          10 Years
                                ------            -------          --------

New Century Capital             14.92%             18.52%           16.96%

               Past performance does not predict future performance.





                               [GRAPHIC OMITTED]

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEW CENTURY
               BALANCED PORTFOLIO AND A BLENDED EQUITY/BOND INDEX


Graph Data:

                            New Century Balanced         S&P 500 Index


10/31/90                      $10,000                      $10,000
10/31/91                       12,069                       12,564
10/31/92                       12,686                       13,818
10/31/93                       15,058                       15,603
10/31/94                       15,248                       15,844
10/31/95                       17,524                       19,149
10/31/96                       19,848                       22,361
10/31/97                       23,746                       27,337
10/31/98                       25,401                       31,939
10/31/99                       29,277                       36,983
10/31/00                       32,281                       39,498


            Average Annual Total Return For The Period Ended 10/31/00

                                1 Year            5 Years          10 Years
                                ------            -------          --------

New Century Balanced            10.26%             13.00%           12.43%

              Past performance does not predict future performance.

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000
------------------------------------------------------------------------------


       Issuer                                                                    Shares                Value

                                         INVESTMENT COMPANIES - 90.5%
Aggressive Funds - 8.5%
Janus Olympus                                                                     86,108        $   4,348,467
Oppenheimer Capital Appreciation                                                  98,866            5,648,241
ProFunds Ultra Short OTC                                                           2,567              143,766
Transamerica Premier Aggressive Growth                                            92,619            3,259,246
                                                                                                -------------
                                                                                                   13,399,720
Growth and Income Funds - 31.3%
Citizens Index Institutional                                                     204,910            5,212,905
Janus Growth and Income                                                          174,207            7,119,855
SEI Index S&P 500 E                                                              127,462            5,642,725
SSGA Growth & Income                                                             332,025            7,985,203
Vanguard 500 Index                                                               158,891           20,976,823
Whitehall Growth and Income                                                      133,567            2,035,563
                                                                                                -------------
                                                                                                   48,973,074
Growth Funds - 32.6%
Davis New York Venture                                                           162,385            5,094,008
Janus                                                                            353,505           15,554,229
Marsico Growth & Income                                                          456,213            8,827,729
MFS Capital Opportunities                                                        289,167            6,416,620
Vanguard Growth Index                                                            243,781            8,739,535
Whitehall Growth                                                                 183,778            4,158,886
White Oak Growth                                                                  30,462            2,347,066
                                                                                                -------------
                                                                                                   51,138,073
Foreign Stock Funds - 4.0%
American Century International Discovery                                          99,864            1,612,808
Artisan International                                                             91,540            2,358,985
Liberty Acorn International                                                       77,568            2,258,015
                                                                                                -------------
                                                                                                    6,229,808
Small Company Funds - 14.1%
AIM Small Cap Growth                                                             174,250            6,480,341
Berger New Generation                                                            104,252            3,322,506
Franklin Mutual Discovery Z                                                        2,236               49,020
State Street Research Aurora                                                     424,134           12,219,290
                                                                                                -------------
                                                                                                   22,071,157

       Total investment companies (Cost $108,698,714)                90.5%                        141,811,832
       Cash and other assets in excess of liabilities                 9.5                          14,856,393
                                                                  -------                          ----------

       Net assets                                                   100.0%                       $156,668,225
                                                                    =====                        ============

Cost for federal income tax at October 31, 2000 was $108,698,714 and net unrealized appreciation consisted of:

       Gross unrealized appreciation                                                             $ 33,525,468
       Gross unrealized depreciation                                                                 (412,350)
                                                                                                  -----------
       Net unrealized appreciation                                                               $ 33,113,118
                                                                                                 ============



-------------------------------------------------------------------------------

                       See notes to financial statements
                                       -3-

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
-------------------------------------------------------------------------------


ASSETS
    Investments, at value (Cost $108,698,714) (Note 1A)                                         $ 141,811,832
    Cash                                                                                                           2,560,940
    Receivable for
       Securities sold                                                                             12,474,859
       Interest                                                                                         2,854
       Capital stock sold                                                                              30,391
                                                                                                -------------
          Total assets                                                                            156,880,876


LIABILITIES
    Accrued expenses                                                                                  212,651

NET ASSETS
    (applicable to 8,668,519 outstanding shares; unlimited number
     of shares of beneficial interest authorized, $.01 par value.)                         $      156,668,225
                                                                                           ==================

Net asset value, offering price and redemption price per share
($156,668,225/8,668,519 shares of beneficial interest outstanding)                                     $18.07

NET ASSETS CONSIST OF:
    Paid-in capital                                                                             $ 113,902,126
    Unrealized appreciation of investments                                                         33,113,118
    Undistributed net realized gain on investments                                                  9,652,981
                                                                                                -------------
       Total net assets                                                                         $ 156,668,225
                                                                                                =============



------------------------------------------------------------------------------

                       See notes to financial statements
                                       -4-

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF OPERATIONS
Year ended October 31, 2000
------------------------------------------------------------------------------


NET INVESTMENT LOSS
    Income
       Interest                                                                           $      36,400
       Dividends                                                                                683,727
                                                                                           ------------
          Total investment income                                                               720,127

    Expenses
       Distribution costs (Note 3)                                                              247,921
       Investment advisory fees (Note 2)                                                      1,398,874
       Transfer agent fees                                                                       61,151
       Legal and audit fees                                                                      45,878
       Custody and accounting fees                                                               90,477
       Administration fee (Note 2)                                                               71,976
       Trustees' fees                                                                            10,042
       Other                                                                                                       12,461
                                                                                           ------------
          Total expenses                                                                      1,938,780
             Net investment loss                                                             (1,218,653)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                          6,732,238
    Capital gain distributions from regulated investment companies                                                        5,531,039
    Net unrealized appreciation of investments during the year                                                     5,675,206
          Net realized and unrealized gain on investments                                    17,938,483
                                                                                           ------------

             Net increase in net assets resulting from operations                     $      16,719,830
                                                                                       =================




------------------------------------------------------------------------------

                       See notes to financial statements
                                       -5-

NEW CENTURY CAPITAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
Years ended October 31,
------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
                                                                                  2000                  1999
                                                                                  ----                  ----
OPERATIONS
    Net investment loss                                                    $  (1,218,653)      $     (997,912)
    Net realized gain on investments                                           6,732,238            5,270,799
    Capital gain distributions from regulated
       investment companies                                                    5,531,039            3,199,821
    Net unrealized appreciation of investments                                 5,675,206           19,225,559
                                                                           ----------------    ---------------
       Net increase in net assets resulting from operations                   16,719,830           26,698,267

DISTRIBUTIONS TO SHAREHOLDERS
    Realized gains on investments
    ($1.17 and $1.53 per share, respectively)                                 (8,444,754)          (9,820,727)

CAPITAL SHARE TRANSACTIONS
    Increase in net assets from capital share transactions (a)                27,810,437           13,540,820
                                                                           ----------------   ---------------

          TOTAL INCREASE IN NET ASSETS                                        36,085,513           30,418,360

NET ASSETS
    Beginning of period                                                      120,582,712           90,164,352
                                                                           -------------       --------------

    End of period                                                          $ 156,668,225       $  120,582,712
                                                                           =============       ==============




(a) Summary of capital share transactions is as follows:



                                                         2000                               1999
                                             -----------------------------      -----------------------------
                                              Shares                Value        Shares               Value
Shares sold                                  1,331,336         $25,549,506       1,120,772       $ 17,427,343
Shares issued on
 reinvestment of distributions                 430,764           8,020,828         631,817          9,357,214
                                             ------------      ------------      ---------       ------------
                                             1,762,100          33,570,334       1,752,589         26,784,557
Shares redeemed                               (309,905)         (5,759,897)       (843,278)       (13,243,737)
                                              ----------      ------------       -----------    -------------
   Net increase                              1,452,195         $27,810,437         909,311       $ 13,540,820
                                             ============     ===========        ===========    =============



------------------------------------------------------------------------------

                       See notes to financial statements
                                       -6-

NEW CENTURY CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

(For a Share Outstanding Throughout each Period)

                                                       Years ended October 31,



                                                     2000         1999        1998        1997        1996
                                                  --------    ---------   ---------   ---------   ---------

PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period           $ 16.71      $14.30      $ 14.67     $ 13.51      $13.12
                                                   -------      ------      -------     -------     --------

    Income (loss) from investment operations
       Net investment loss                           (0.14)      (0.14)       (0.09)      (0.10)      (0.09)
       Net gain on securities
          (both realized and unrealized)              2.67        4.08         1.18        3.29        1.90
                                                     ------      -----       -------     -------     -------
          Total from investment operations            2.53        3.94         1.09        3.19        1.81
                                                     ------     ------       -------     -------     -------

    Less distributions
       Distributions from capital gains              (1.17)      (1.53)       (1.46)      (2.03)      (1.42)
                                                     -----      -----         -----       -----       ------

    Net asset value, end of period                  $18.07     $ 16.71      $ 14.30     $ 14.67      $13.51
                                                    ========    ======      ========     =======    ========

TOTAL RETURN                                         14.92  %    28.94%        7.97 %     27.22 %     14.91%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year                       $156,668    $ 120,583    $ 90,164    $ 78,391    $ 62,741
    Ratio of expenses to
       average net assets                             1.27  %      1.39%       1.44 %      1.43 %      1.47 %
    Ratio of net investment loss to
       average net assets                            -0.80  %     -0.91%      -0.67 %     -0.76 %     -0.69 %
    Portfolio turnover                                  51  %        64%        102 %        93 %       214 %



-------------------------------------------------------------------------------

                       See notes to financial statements
                                       -7-

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000
-------------------------------------------------------------------------------


       Issuer                                                                     Shares               Value
                                        INVESTMENT COMPANIES - 80.1%
Growth and Income Funds - 27.3%
Citizens Index Institutional                                                       74,933        $  1,906,303
Franklin Mutual Shares Z                                                              835              17,558
Janus Growth and Income                                                            74,621           3,049,752
SEI Index S&P 500 E                                                                75,132           3,326,112
SSGA Growth & Income                                                               73,222           1,760,985
Strong Growth & Income                                                             80,340           2,276,822
Vanguard 500 Index                                                                 62,970           8,313,349
Whitehall Growth and Income                                                        67,809           1,033,413
                                                                                                 ------------
                                                                                                   21,684,294
Growth Funds - 16.6%
Davis New York Venture Fund                                                        70,205           2,202,339
Janus                                                                              99,807           4,391,525
Marsico Growth & Income                                                           110,377           2,135,801
Vanguard Growth Index                                                              96,390           3,455,569
Whitehall Growth                                                                   29,167             660,042
White Oak Growth                                                                    4,778             368,132
                                                                                                 ------------
                                                                                                   13,213,408
Small Company Funds - 8.1%
AIM Small Cap Growth                                                               79,448           2,954,663
State Street Research Aurora                                                      120,968           3,485,080
                                                                                                 ------------
                                                                                                    6,439,743
Convertible Security Funds - 4.8%
MainStay Convertible                                                              145,454           2,257,440
Nations Convertible Securities                                                     82,521           1,571,205
                                                                                                 ------------
                                                                                                    3,828,645
Foreign Stock Funds - 2.6%
Artisan International                                                              51,649           1,330,995
Liberty Acorn International                                                        25,502             742,369
                                                                                                 ------------
                                                                                                    2,073,364
General Corporate Bond Funds - 2.4%
Strong Corporate Bond                                                             181,540           1,893,467
                                                                                                 ------------

Government Treasury Bond Funds - 10.6%
American Century - Target Maturities 2005                                          46,939           3,652,764
American Century - Target Maturities 2010                                          75,927           4,633,845
Vanguard Fixed Income Intermediate Term U.S.                                       12,754             133,658
                                                                                                 ------------
                                                                                                    8,420,267
High Quality Bond Funds - 1.8%
Dodge & Cox Income                                                                124,623           1,445,623
                                                                                                 ------------


-------------------------------------------------------------------------------

                       See notes to financial statements
                                       -8-

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 2000
-------------------------------------------------------------------------------


       Issuer                                                                     Shares               Value

High Yield Bonds - 1.2%
John Hancock High Yield Bond                                                       69,627             378,076
Northeast Investors                                                                68,761             603,031
                                                                                                 ------------
                                                                                                      981,107
Worldwide Bond Funds - 4.7%
PIMCO Foreign Bond Institutional                                                  368,934           3,718,850
                                                                                                 ------------


       Total investment companies (Cost $54,576,833)              80.1%                            63,698,768
       Cash and other assets in excess of liabilities             19.9                             15,854,621
                                                                 ------                        --------------

       Net assets                                                100.0%                          $ 79,553,389
                                                                  =====                          ============


Cost for federal income tax at October 31, 2000 was $54,576,833 and net unrealized appreciation consisted of:

       Gross unrealized appreciation                                                            $   9,724,137
       Gross unrealized depreciation                                                                 (602,202)
                                                                                                -------------
       Net unrealized appreciation                                                              $   9,121,935
                                                                                                =============




------------------------------------------------------------------------------

                       See notes to financial statements
                                       -9-

NEW CENTURY BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
-------------------------------------------------------------------------------


ASSETS
    Investments, at value (Cost $54,576,833) (Note 1A)                                      $ 63,698,768
    Cash                                                                                       3,480,379
    Receivables for
       Securities sold                                                                        12,382,645
       Dividends and interest                                                                     63,403
    Prepaid expenses                                                                              10,513

          Total assets                                                                        79,635,708


LIABILITIES
    Accrued expenses                                                                              82,319

NET ASSETS
    (applicable to 5,832,176 outstanding shares; unlimited number
     of shares of beneficial interest authorized, $.01 par value.)                        $   79,553,389
                                                                                          ===============


Net asset value, offering price and redemption price per share
($79,553,389/5,832,176 shares of beneficial interest outstanding)                                 $13.64

NET ASSETS CONSIST OF:
    Paid-in capital                                                                         $ 68,112,799
    Unrealized appreciation of investments                                                     9,121,935
    Undistributed net realized gain on investments                                             2,318,655
                                                                                             ------------
       Total net assets                                                                     $ 79,553,389
                                                                                             ============


-------------------------------------------------------------------------------

                       See notes to financial statements
                                      -10-

NEW CENTURY BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
Year ended October 31, 2000
-------------------------------------------------------------------------------


NET INVESTMENT INCOME
    Income
       Dividends                                                                           $ 2,193,531
       Interest                                                                                 29,098
                                                                                          ------------
          Total investment income                                                            2,222,629

    Expenses
       Distribution costs (Note 3)                                                             128,036
       Investment advisory fees (Note 2)                                                       767,040
       Transfer agent fees                                                                      36,421
       Legal and audit fees                                                                     25,506
       Custody and accounting fees                                                              64,314
       Administration fee (Note 2)                                                              36,078
       Trustees' fees                                                                            4,958
       Other                                                                                     6,216
                                                                                           -----------
          Total expenses                                                                     1,068,569

            Net investment income                                                            1,154,060

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                                           758,174
    Capital gain distributions from regulated investment companies                           2,163,980
    Net unrealized appreciation of investments during the year                               2,557,901

          Net realized and unrealized gain on investments                                    5,480,055
                                                                                           -----------

            Net increase in net assets resulting from operations                           $ 6,634,115
                                                                                          ============


-------------------------------------------------------------------------------

                       See notes to financial statements
                                      -11-

NEW CENTURY BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
Years ended October 31,
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
                                                                                    2000                1999
                                                                                    ----                ----
OPERATIONS
    Net investment income                                                    $  1,154,060        $    903,301
    Net realized gain on investments                                              758,174           2,938,374
    Capital gain distributions from regulated
       investment companies                                                     2,163,980           1,577,632
    Net unrealized appreciation of investments                                  2,557,901           3,133,807
                                                                               -----------         ----------
       Net increase in net assets resulting from operations                     6,634,115           8,553,114

DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income
       ($0.22 and $0.20 per share, respectively)                               (1,154,060)           (903,301)
    Realized gains on investments
       ($0.95 and $1.09 per share, respectively)                               (4,665,509)         (4,811,756)

CAPITAL SHARE TRANSACTIONS
    Increase in net assets from capital share transactions (a)                 13,017,563           6,692,789
                                                                               ----------           ---------

          TOTAL INCREASE IN NET ASSETS                                         13,832,109           9,530,846

NET ASSETS
    Beginning of period                                                        65,721,280          56,190,434
                                                                             ------------        ------------

    End of period                                                            $ 79,553,389        $ 65,721,280
                                                                             ============        ============


(a) Summary of capital share transactions is as follows:





                                                           2000                              1999
                                                ---------------------------       ---------------------------
                                                 Shares             Value          Shares            Value

Shares sold                                      1,021,162        $12,659,852      531,039       $ 7,001,002
Shares issued on
 reinvestment of distributions                     412,023          5,252,025      411,727         5,260,712
                                                 ---------       -------------     --------       ----------
                                                 1,433,185       17,911,877        942,766        12,261,714
Shares redeemed                                   (497,548)      (4,894,314)      (425,308)       (5,568,925)
                                                 ----------     ------------       ----------    -------------
    Net increase                                   935,637      $13,017,563        517,458       $ 6,692,789
                                                 ===========    ============       ==========    ============


-------------------------------------------------------------------------------

                       See notes to financial statements
                                      -12-

NEW CENTURY BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(For a Share Outstanding Throughout each Period)


                                                       Years ended October 31,



                                                       2000        1999        1998        1997         1996
                                                   ---------   ---------   ---------   ---------   ----------

PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period            $ 13.42      $12.83      $13.23      $12.21      $ 11.82
                                                     -------      ------      ------      ------    ---------

    Income from investment operations
       Net investment income                          0.22        0.20         0.21        0.21         0.18
       Net gain on securities
          (both realized and unrealized)              1.17        1.68         0.66        2.01         1.30
                                                      ------      -----       -----       -----     ---------
          Total from investment operations            1.39        1.88         0.87        2.22         1.48
                                                      ------      -----       -----       -----     ---------

    Less distributions
       Dividends from net investment income          (0.22)      (0.20)       (0.21)      (0.21)       (0.18)
       Distributions from capital gains              (0.95)      (1.09)       (1.06)      (0.99)       (0.91)
                                                      -----      -----        -----       -----      --------
          Total distributions                        (1.17)      (1.29)       (1.27)      (1.20)       (1.09)
                                                      -----       -----       -----       -----       -------

    Net asset value, end of period                $  13.64     $ 13.42      $ 12.83     $ 13.23       $12.21
                                                   ========    =======      =======     =======       =======

TOTAL RETURN                                         10.26  %    15.26%        6.97 %     19.64 %      13.24 %

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year                        $79,553     $ 65,721    $ 56,190    $ 48,893     $ 40,423
    Ratio of expenses to
       average net assets                             1.40  %      1.46%       1.46 %      1.41 %       1.61 %
    Ratio of net investment income to
       average net assets                             1.51  %      1.45%       1.51 %      1.58 %       1.45 %
    Portfolio turnover                                  43  %        60%         59 %        80 %        172 %



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                       See notes to financial statements
                                      -13-

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
-------------------------------------------------------------------------------


(1)   SIGNIFICANT ACCOUNTING POLICIES

      New Century Portfolios ("New Century") is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and currently offers shares of four series: New Century Capital Portfolio and New Century Balanced Portfolio (together, "the Portfolios"), and New Century Aggressive Portfolio and New Century International Portfolio which commenced operations on November 1, 2000. The investment objective of the New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign). The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth while managing risk. This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), and fixed income securities (domestic and foreign). The price of shares of these Portfolios fluctuates daily and there are no assurances that the Portfolios will be successful in achieving their stated investment objectives. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

      A.  Investment Valuation
          Investments, representing primarily capital stock of other open-end investment companies, are valued at their net asset value as reported by such companies. In the absence of readily available market quotations, investments are valued at fair value as determined by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

      B.  Federal Income Taxes
          It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax to the Portfolios. Therefore, no federal income or excise tax provision is required.

      C.  Investment Transactions
          Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined using the specific identification method.

      D.  Income Recognition
          Interest is accrued on portfolio investments daily. Dividend income is recorded on the ex-dividend date.

      E.  Cost of Operations
          The Portfolios bear all costs of their operations other than expenses specifically assumed by West Financial Group, Inc.
         (the "Advisor"). Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among each Portfolio in relation to the net assets of each Portfolio.

      F.  Use of Estimates
          In  preparing  financial   statements  in  accordance  with  generally
          accepted accounting principles, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.



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                                      -14-

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
-------------------------------------------------------------------------------


(2)   INVESTMENT ADVISORY FEE, ADMINISTRATIVE AGREEMENT AND TRUSTEES' FEE

      Fees paid by the Portfolios pursuant to an Investment Advisory Agreement with the Advisor are computed daily and paid monthly at an annualized rate of 1% on the first $100 million of average daily assets and .75% of net assets exceeding that amount. The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the two series.

      Fees paid by the Portfolio pursuant to an Administration Agreement with the Advisor to administer the ordinary course of the Portfolios' business are paid monthly from a detail of actual expenses incurred in the overseeing of the Portfolios' affairs. All expenses incurred overseeing the Portfolios' affairs are reimbursed monthly.

      The Portfolios pay each Trustee who is not affiliated with the Advisor $4,000 annually. Effective September 28, 2000, the annual trustee's fee was increased to $8,000 annually.


(3)       DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

      The Portfolios have adopted a Distribution Plan (the "Plan") under
Section 12(b) of the Investment Company Act of 1940 and Rule 12(b)-1 thereunder. Under the Plan, each Portfolio may pay up to .25% of its average daily net assets to Weston Securities Corporation (the "Distributor") for activities primarily intended to result in the sale of shares. Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

      During the year ended October 31, 2000, the Distributor received sales commissions and other compensation of $134,898 and $43,542 in connection with the purchase of investment company shares by New Century Capital Portfolio and New Century Balanced Portfolio, respectively. The Distributor has voluntarily agreed to waive payments made by each Portfolio pursuant to the distribution plans in amounts equal to the sales commissions and other compensation.

      Certain officers and trustees are also officers and/or directors of the Advisor and the Distributor.


(4)       INVESTMENT TRANSACTIONS

      For the year ended October 31, 2000, the cost of purchases and the proceeds from sales of securities other than short-term notes were as follows:


                                            Purchases                  Sales

  New Century Capital Portfolio             $76,165,100           $67,086,555
  New Century Balanced Portfolio            $31,689,356           $36,716,039

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                                      -15-

BRIGGS
BUNTING &
DOUGHERTY, LLP
Certified Public Accountants and Business Advisors



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
New Century Portfolios
Wellesley, Massachusetts


We have audited the statements of assets and liabilities of New Century Portfolios (comprising, respectively, the New Century Capital Portfolio and the New Century Balanced Portfolio), including the portfolios of investments, as of October 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1996 were audited by other auditors whose report dated November 22, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Portfolios as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.






                                             BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
November 22, 2000

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fee expense and other pertinent information.